SCHEDULE 14A INFORMATION
      Proxy Statement Pursuant to Section 14(a) of the Securities Exchange
                                  Act of 1934

Filed by the registrant |X|
Filed by a party other than the registrant |_|


Check the appropriate box:
|_|      Preliminary proxy statement
|_| Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))
|X|      Definitive proxy statement
|_|      Definitive additional materials
|_|      Soliciting material pursuant to Rule 14a-12


                          Berkshire Hills Bancorp, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

|X|    No fee required.
|_|    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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                                       N/A
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(2) Aggregate number of securities to which  transactions  applies:
                                       N/A
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(3) Per unit price or other  underlying  value of transaction  computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined:
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|_|      Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)      Amount Previously Paid:
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

                                  April 2, 2001



Dear Stockholder:

         You are cordially invited to attend the annual meeting of stockholders of Berkshire Hills Bancorp, Inc. The meeting will be held at the Crowne Plaza Hotel, One West Street, Pittsfield, Massachusetts, on Thursday, May 3, 2001 at 10:00 a.m., local time.

         The notice of annual meeting and proxy statement appearing on the following pages describe the formal business to be transacted at the meeting. Directors and officers of the Company, as well as a representative of Wolf & Company, P.C., the Company's independent auditors, will be present to respond to appropriate questions of stockholders.

         It is important that your shares are represented at this meeting, whether or not you attend the meeting in person and regardless of the number of shares you own. To make sure your shares are represented, we urge you to complete and mail the enclosed proxy card promptly. If you attend the meeting, you may vote in person even if you have previously mailed a proxy card.

         We look forward to seeing you at the meeting.

                                          Sincerely,


                                          /s/ James A. Cunningham, Jr.
                                          ----------------------------
                                          James A. Cunningham, Jr.
                                          President and Chief Executive Officer

                          Berkshire Hills Bancorp, Inc.
                                 24 North Street
                         Pittsfield, Massachusetts 01201
--------------------------------------------------------------------------------


                    Notice of Annual Meeting of Stockholders

--------------------------------------------------------------------------------


         On Thursday, May 3, 2001, Berkshire Hills Bancorp, Inc. (the "Company") will hold its annual meeting of stockholders at the Crowne Plaza Hotel, One West Street, Pittsfield, Massachusetts. The meeting will begin at 10:00 a.m., local time. At the meeting, the stockholders will consider and act on the following:

         1. The election of six directors to serve for a term of three years;

         2. The ratification of the appointment of Wolf & Company, P.C. as independent auditors for the Company for the fiscal year ending December 31, 2001; and

         3. The transaction of any other business that may properly come before the meeting.

         NOTE: The Board of Directors is not aware of any other business scheduled to come before the meeting.

         Only stockholders of record at the close of business on March 15, 2001 are entitled to receive notice of the meeting and to vote at the meeting and any adjournment or postponement of the meeting.

         Please complete and sign the enclosed form of proxy, which is solicited by the Board of Directors, and mail it promptly in the enclosed envelope. The proxy will not be used if you attend the meeting and vote in person.


                                             BY ORDER OF THE BOARD OF DIRECTORS


                                             /s/ Rose A. Borotto
                                             -------------------
                                             Rose A. Borotto
                                             Corporate Secretary


Pittsfield, Massachusetts
April 2, 2001

IMPORTANT: The prompt return of proxies will save the Company the expense of further requests for proxies in order to ensure a quorum. A self-addressed envelope is enclosed for your convenience. No postage is required if mailed in the United States.

                          Berkshire Hills Bancorp, Inc.
                       ----------------------------------

                                 Proxy Statement
                       ----------------------------------

         This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Berkshire Hills Bancorp, Inc. (the "Company") to be used at the annual meeting of stockholders of the Company. The Company is the holding company for Berkshire Bank ("Berkshire Bank" or the "Bank"). The annual meeting will be held at the Crowne Plaza Hotel, One West Street, Pittsfield, Massachusetts, on Thursday, May 3, 2001, at 10:00 a.m., local time. This proxy statement and the enclosed proxy card are being mailed to stockholders on or about April 2, 2001.

                           Voting and Proxy Procedure

Who Can Vote at the Meeting

         You are entitled to vote your Company common stock if the records of the Company show that you held your shares as of the close of business on March 15, 2001. If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in "street name" and these proxy materials are being forwarded to you by your broker or nominee. As the beneficial owner, you have the right to direct your broker on how to vote. Your broker or nominee has enclosed a voting instruction card for you to use in directing the broker or nominee on how to vote your shares.

         As of the close of business on March 15, 2001, a total of 7,290,073 shares of Company common stock was outstanding. Each share of common stock has one vote. As provided in the Company's Certificate of Incorporation, record owners of the Company's common stock who beneficially own, either directly or indirectly, in excess of 10% of the Company's outstanding shares, are not entitled to any vote in respect of the shares held in excess of the 10% limit.

Attending the Meeting

         If you are a stockholder as of the close of business on March 15, 2001, you may attend the meeting. However, if you hold your shares in street name, you will need proof of ownership to be admitted to the meeting. A recent brokerage statement or letter from a bank or broker are examples of proof of ownership. If you want to vote your shares of Company common stock held in street name in person at the meeting, you will have to get a written proxy in your name from the broker, bank or other nominee who holds your shares.

Vote Required

         A majority of the outstanding shares of common stock entitled to vote is required to be represented at the meeting in order to constitute a quorum for the transaction of business. If you return valid proxy instructions or attend the meeting in person, your shares will be counted for purposes of determining whether there is a quorum, even if you abstain from voting. Broker non-votes also will be counted for purposes of determining the existence of a quorum. A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

         In voting on the election of directors, you may vote in favor of all nominees, withhold votes as to all nominees or withhold votes as to specific nominees. Directors are elected by a plurality of the votes cast. This means that the nominees receiving the greatest number of votes will be elected. Votes that are withheld and broker non-votes will have no effect on the outcome of the election.

         In voting on the ratification of the appointment of Wolf & Company, P.C. as independent auditors, you may vote in favor of the proposal, against the proposal or abstain from voting. This matter will be decided by the affirmative vote of a majority of the votes cast. Broker non-votes and abstentions will not be counted as votes cast and will have no effect on the voting on this proposal.

Voting by Proxy

         The Company's Board of Directors is sending you this proxy statement for the purpose of requesting that you allow your shares of Company common stock to be represented at the annual meeting by the persons named in the enclosed proxy card. All shares of Company common stock represented at the meeting by properly executed and dated proxies will be voted according to the instructions indicated on the proxy card. If you sign, date and return a proxy card without giving voting instructions, your shares will be voted as recommended by the Company's Board of Directors. The Board of Directors recommends a vote "FOR" each of the nominees and "FOR" ratification of Wolf & Company, P.C. as independent auditors.

         If any matters not described in this proxy statement are properly presented at the annual meeting, the persons named in the proxy card will use their judgment to determine how to vote your shares. This includes a motion to adjourn or postpone the meeting in order to solicit additional proxies. If the annual meeting is postponed or adjourned, your Company common stock may be voted by the persons named in the proxy card on the new meeting date as well, unless you have revoked your proxy. The Company does not know of any other matters to be presented at the meeting.

         You may revoke your proxy at any time before the vote is taken at the meeting. To revoke your proxy you must either advise the Corporate Secretary of the Company in writing before your common stock has been voted at the annual meeting, deliver a later dated proxy or attend the meeting and vote your shares in person by ballot. Attendance at the annual meeting will not in itself constitute revocation of your proxy.

         If your Company common stock is held in street name, you will receive instructions from your broker, bank or other nominee that you must follow in order to have your shares voted. Your broker or bank may allow you to deliver your voting instructions via the telephone or the Internet. Please see the instruction form that is provided by your broker, bank or other nominee and which accompanies this proxy statement.

Participants in Berkshire Bank's ESOP

         If you participate in the Berkshire Bank Employee Stock Ownership Plan you will have received with this proxy statement a voting instruction form that reflects all shares you may vote under the plan. Under the terms of the ESOP, all shares held by the ESOP are voted by the ESOP trustee, but each participant in the ESOP may direct the trustee how to vote the shares of Company common stock allocated to his or her account. Unallocated shares of common stock held by the ESOP and allocated shares for which no timely voting instructions are received will be voted by the ESOP trustee in the same proportion as shares for which the trustee has received voting instructions, subject to the exercise of its fiduciary duties. The deadline for returning your voting instructions to the plan's trustee is April 23, 2001.

                                 Stock Ownership

         The following table provides information as of March 15, 2001, with respect to persons known by the Company to be the beneficial owners of more than 5% of the Company's outstanding common stock. A person may be considered to own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investing power.


                                              Number of Shares     Percent of Common
Name and Address                                    Owned          Stock Outstanding
--------------------                          -----------------   --------------------

Berkshire Bank Employee Stock Ownership Plan      613,900(1)              8.4%
24 North Street
Pittsfield, Massachusetts

Berkshire Hills Charitable Foundation             568,427(2)              7.8%
24 North Street
Pittsfield, Massachusetts

DePrince, Race & Zollo, Inc.                      490,500(3)              6.7%
201 South Orange Avenue, Suite 850
Orlando, FL 32801

------------------
(1) Under the terms of the ESOP, the ESOP trustee will vote shares allocated to participants' accounts in the manner directed by the participants. The ESOP trustee, subject to its fiduciary responsibilities, will vote unallocated shares and allocated shares for which no timely voting instructions are received in the same proportion as shares for which the trustee has received proper voting instructions from participants. As of March 15, 2001, 40,935 shares have been allocated to participants' accounts and 572,965 shares remain unallocated under the ESOP.
(2) The terms of the foundation's gift instrument require that all shares of common stock held by the foundation must be voted in the same ratio as all other shares of Company common stock on all proposals considered by stockholders of the Company.
(3) Based on information filed in a Schedule 13G with the U.S. Securities and Exchange Commission on February 14, 2001.

         The following table provides information about the shares of Company common stock that may be considered to be owned by each director of the Company, by the executive officers named in the Summary Compensation Table and by all directors and executive officers of the Company as a group as of March 15, 2001. A person may be considered to own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investment power. Unless otherwise indicated, each of the named individuals has sole voting and investment power with respect to the shares shown.

                                                                       Number of
                                                                        Shares           Percent of
                                                                         Owned          Common Stock
 Name                                                                (1)(2)(3)(4)      Outstanding (5)
-------                                                             ---------------   -----------------
Thomas O. Andrews................................................       30,755                 *
James A. Cunningham, Jr..........................................      107,355(6)            1.5%
Michael P. Daly..................................................       32,289                 *
Thomas R. Dawson.................................................       12,255                 *
Henry D. Granger.................................................       10,755                 *
A. Allen Gray....................................................       20,755                 *
John Kittredge...................................................        7,755                 *
Peter J. Lafayette...............................................       11,755(7)              *
Edward G. McCormick..............................................       15,755                 *
Catherine B. Miller..............................................       16,755(8)              *
Michael G. Miller................................................       41,255(9)              *
Raymond B. Murray, III...........................................       18,630                 *
Louis J. Oggiani.................................................        8,355(10)             *
Charles F. Plungis, Jr...........................................       24,721                 *
Robert S. Raser..................................................        7,341(11)             *
Susan M. Santora.................................................       23,722                 *
Corydon L. Thurston..............................................       11,055(12)             *
Ann H. Trabulsi..................................................       16,755(13)             *
Robert A. Wells..................................................       64,293(14)             *
William E. Williams..............................................       12,755(15)             *
Anne Everest Wojtkowski..........................................        7,755                 *

All Executive Officers and Directors as a Group (21 persons).....      502,821               6.9%

----------------
*Represents less than 1% of shares outstanding

(1) Includes unvested shares of restricted stock awards held in trust as part of the Berkshire Hills Bancorp, Inc. 2001 Stock-Based Incentive Plan, with respect to which the beneficial owner has voting but not investment power as follows: Messrs. Andrews, Dawson, Granger, Gray, Kittredge, Lafayette McCormick, Miller, Murray, Oggiani, Raser, Thurston, Williams and Ms. Miller, Ms. Trabulsi and Ms. Wojtkowski, each--5,755 shares; Mr. Cunningham--76,737 shares; Mr. Daly--21,488 shares; Mr. Plungis--21,486 shares; Ms. Santora--21,486 shares; and Mr. Wells--36,834 shares.

(2) Includes shares allocated to the account of the individuals under the Berkshire Bank ESOP, with respect to each individual has voting but not investment power as follows: Mr. Cunningham--735 shares; Mr. Daly--722 shares; Mr. Plungis--735 shares; Ms. Santora--651 shares; and Mr. Wells--735 shares.

(3) Includes shares held in trust as part of the Berkshire Bank Supplemental Executive Retirement Plan, with respect to which the beneficial owner has shared voting power as follows: Mr. Cunningham--883 shares and Mr. Wells--524 shares.

(4) Includes shares held in trust in the Berkshire Bank 401(k) Plan as to which each participant has investment but not voting power as follows: Mr. Cunningham--25,000 shares; Mr. Daly--7,579 shares; Ms. Santora--1,585 shares; and Mr. Wells--25,000 shares.

                                         (footnotes continued on following page)

(5) Based on 7,290,073 shares of Company common stock outstanding and entitled to vote as of March 15, 2001.
(6)   Includes 500 shares held by each of Mr. Cunningham's two children.
(7)   Includes  2,460  shares  held  by  Mr.  Lafayette's   spouse's  individual
      retirement account.
(8)   Includes 1,000 shares held by Ms. Miller's spouse.
(9) Includes 500 shares held by Mr. Miller's spouse and 25,000 shares held by a corporation in which Mr. Miller shares voting power.
(10)  Includes 50 shares held by each of Mr. Oggiani's two children.
(11) Includes 405 shares held by Mr. Raser's spouse's individual retirement account.
(12)  Includes 100 shares held by each of Mr. Thurston's three children.
(13)  Includes 1,000 shares held by Ms. Trabulsi's spouse.
(14)  Includes 1,100 shares held by Mr. Wells' spouse.
(15) Includes 2,500 shares held by a corporation in which Mr. Williams shares voting power.

                       Proposal 1 -- Election of Directors

         The Company's Board of Directors consists of eighteen members. Sixteen directors are independent and two directors are officers. The Board is divided into three classes with three-year staggered terms, with one-third of the directors elected each year. The nominees for election this year are Henry D. Granger, Edward G. McCormick, Raymond B. Murray, III, Robert A. Wells, Ann H. Trabulsi and Anne Everest Wojtkowski, each of whom is a director of the Company and the Bank.

         It is intended that the proxies solicited by the Board of Directors will be voted for the election of the nominees named above. If any nominee is unable to serve, the persons named in the proxy card would vote your shares to approve the election of any substitute proposed by the Board of Directors. Alternatively, the Board of Directors may adopt a resolution to reduce the size of the Board. At this time, the Board of Directors knows of no reason why any nominee might be unable to serve.

         The Board of Directors recommends a vote "FOR" the election of all of the nominees.

         Information regarding the nominees and the directors continuing in office is provided below. Unless otherwise stated, each individual has held his current occupation for the last five years. The age indicated in each nominee's biography is as of December 31, 2000. There are no family relationships among the directors or executive officers. The indicated period for service as a director includes service as a director of the Bank.

                       Nominees for Election of Directors

         The nominees standing for election are:

         Henry D. Granger is the owner of Northeast Technical Associates, Inc., a real estate appraisal firm, located in Great Barrington, Massachusetts. Age
64. Director since 1985.

         Edward G. McCormick is the managing partner of the law firm of McCormick, Murtagh, Marcus & Smith, located in Great Barrington, Massachusetts. Age 53. Director since 1994.

         Raymond B. Murray, III is the vice president and co-owner of Ray Murray, Inc., a regional wholesale equipment distributor for propane, natural and industrial gas markets located in Lee, Massachusetts. Age 54. Director since 1991.

         Robert A. Wells is the Chairman of the Board of the Company and Bank and Chairman of the Board of Berkshire Hills Charitable Foundation and Greater Berkshire Charitable Foundation. Mr. Wells served as

President and Chief Executive Officer of Berkshire County Savings Bank prior to its merger with Great Barrington Savings Bank in May 1997. Age 61. Director since 1976.

         Ann  H.   Trabulsi  is  a  community   volunteer   serving  on  various
not-for-profit boards, including Berkshire Medical Center and Berkshire Health Systems. Age 65. Director since 1976.

         Anne Everest Wojtkowski is a professor of engineering at Berkshire Community College. Age 65. Director since 1973.

                         Directors Continuing in Office

         The following directors have terms ending in 2002:

         Thomas O. Andrews is the President and Chief Executive Officer of H.S. Andrews Insurance Agency in Great Barrington, Massachusetts. Age 62. Director since 1980.

         A. Allen Gray is a vice president and general counsel of General Dynamics Defense Systems, Inc., a government contractor located in Pittsfield, Massachusetts. Age 56. Director since 1996.

         Catherine B. Miller is a former partner and vice president of Wheeler & Taylor, Inc., an insurance agency with offices in Stockbridge, Great Barrington and Sheffield, Massachusetts. Age 59. Director since 1983.

         Michael G. Miller has served as the President of South Mountain Products, a food importer located in Pittsfield, Massachusetts since 1997. Mr. Miller was retired from 1995 until 1997. Mr. Miller served as President and Chief Executive Officer of EPC Holding, a newspaper publishing company located in Pittsfield, Massachusetts prior to his two-year retirement. Age 58. Director since 1989.

         Louis J. Oggiani is a general practice attorney with a private office in Great Barrington, Massachusetts. Age 49. Director since 1995.

         William E. Williams is the President of W.E. Williams Paving, Inc., a company located in West Stockbridge, Massachusetts, providing all types of excavating and paving services throughout Berkshire County and surrounding areas. Mr. Williams is also a partner of Williams Leasing and Williams J.V., both of which own and hold land, located in West Stockbridge, Massachusetts. Age
49. Director since 1992.

         The following directors have terms ending in 2003:

         James A. Cunningham, Jr. serves as President and Chief Executive Officer of the Bank and the Company and the President of the Board of Berkshire Hills Charitable Foundation and Greater Berkshire Charitable Foundation. Mr Cunningham was President and Chief Executive Officer of Great Barrington Savings Bank prior to its merger with Berkshire County Savings Bank in May 1997. Age 50. Director since 1990.

         Thomas R. Dawson is a self-employed  certified public  accountant.  Age
53. Director since 1993.

         John Kittredge is a retired vice president of Crane and Company, Inc., a paper manufacturer located in Dalton, Massachusetts. Age 72. Director since 1974.

         Peter J. Lafayette is the President of Berkshire Housing Development Corporation, a non-profit housing developing and consulting organization and the President of Berkshire Housing Services, Inc., a property management company, both of which are located in Pittsfield, Massachusetts. Age 53. Director since 1996.

         Robert S. Raser has been an account executive with the Windsor Marketing Group, a retail marketing firm located in Windsor Locks, Connecticut since January 2001. From May to November 2000, Mr. Raser was an inventory control manager with County Curtains located in Stockbridge, Massachusetts. From January 1990 to March 2000, Mr. Raser was the President of Carr Brothers Hardware Co., Inc. located in Great Barrington, Massachusetts. Age 44. Director since 1996.

         Corydon L. Thurston serves as executive vice president of Berkshire Broadcasting, Inc., which owns and operates three radio stations in North Adams and Great Barrington, Massachusetts. Age 48. Director since 1988.

Meetings and Committees of the Board of Directors

         The Company and the Bank conduct business through meetings of their Boards of Directors and through activities of their committees. The Board of Directors of the Company and the Bank generally meet monthly and may have additional meetings as needed. During 2000, the Board of Directors of the Company and the Bank held 15 meetings. All of the current directors of the Company and the Bank attended at least 75% of the total number of the Company's and the Bank's board meetings held and committee meetings on which such directors served during 2000.

         The  Board  of  Directors  of  the  Company   maintains  the  following
committees:

         Audit Committee. The Audit Committee, consisting of Messrs. Dawson, Gray, Raser and Williams, assists the Board of Directors in its oversight of the integrity of the Company's processes and systems of internal control concerning accounting and financial reporting and reviews compliance with applicable laws and regulations. The Committee is also responsible for engaging the Company's independent auditors and its internal auditor and monitoring their conduct and independence. The Audit Committee met five times in 2000.

         Compensation Committee. The Compensation Committee, consisting of Messrs. Murray and Thurston, Ms. Miller and Ms. Trabulsi makes recommendations to the full Board of Directors on all matters regarding compensation and fringe benefits. The Compensation Committee met one time in 2000.

         Nominating Committee. The Company's Nominating Committee for the 2001 Annual Meeting consisted of Messrs. Cunningham, Murray, Thurston and Wells and Ms. Miller and Ms. Trabulsi. The Nominating Committee considers and recommends the nominees for director to stand for election at the Company's Annual Meeting of Stockholders. The Company's Bylaws provide for stockholder nominations of directors. These provisions require such nominations to be made pursuant to timely written notice to the Secretary of the Company. The stockholders' notice of nominations must contain all information relating to the nominee which is required to be disclosed by the Company's Bylaws and by the Securities Exchange Act of 1934. See "Stockholder Proposals." The Nominating Committee met on January 9, 2001.

Directors' Compensation

         Fees. Non-employee directors of the Bank each receive an annual retainer of $7,500 and members of the Executive Committee receive an additional $1,500. In addition, non-employee directors receive $500 for each board meeting attended, $750 for each Executive Committee meeting attended, $500 for each

Community Reinvestment Act or Audit Committee meeting attended and $250 for each Trust Committee meeting attended. The Company does not pay separate fees for service on its Board of Directors.

                             Executive Compensation

Summary Compensation Table

         The following information is furnished for the President and Chief Executive Officer and the four other highest paid executive officers of Berkshire Bank who received a salary and bonus of $100,000 or more during the year ended December 31, 2000.

                                                            Annual Compensation (1)
                                                      ----------------------------------
                                                                                              All Other
Name and Position                                      Year (2)    Salary (3)    Bonus      Compensation
-----------------                                     ---------   -----------   --------    -------------
James A. Cunningham, Jr. ............................    2000       $320,000     $64,000     $  99,331(4)
   President and Chief Executive Officer                 1999        260,400      52,080        68,221

Robert A. Wells......................................    2000        250,000      50,000       105,793(4)
   Chairman of the Board                                 1999        248,750      45,000        81,674

Charles F. Plungis, Jr. .............................    2000        140,750      35,187        28,336(5)
   Senior Vice President, Treasurer and                  1999        110,775      22,155        16,197
   Chief Financial Officer

Michael P. Daly......................................    2000        139,250      27,850        23,073(5)
   Executive Vice President- Senior Loan Officer         1999        116,601      23,320        12,582

Susan M. Santora.....................................    2000        125,510      25,102        25,738(5)
   Executive Vice President-Retail Banking               1999        109,140      32,742        15,543


(1) Does not include the aggregate amount of perquisites and other benefits, which was less than $50,000 or 10% of the total annual salary and bonus reported.
(2) Compensation information for the 1998 fiscal year has been omitted because Berkshire Bank was neither a public company nor a subsidiary of a public company at that time.
(3) Includes $23,750 of directors' fees for Mr. Wells for 1999. Mr. Wells no longer receives board fees.
(4) Consists of employer contributions to Berkshire Bank's 401(k) plan of $5,100 and ESOP allocations with a market value of $11,576 each for Messrs. Cunningham and Wells. Includes share allocations under Berkshire Bank's supplemental executive retirement plan with a market value of $13,907 and $8,253 for Messrs. Cunningham and Wells, respectively. Also consists of the economic benefit of employer-paid premiums on split-dollar life insurance arrangements entered into with Messrs. Cunningham and Wells, respectively. Berkshire Bank expects to recover all of the premium payments it made with respect to the life insurance policies purchased in connection with such arrangements.
(5) Consists of employer contributions of $4,222, $4,178 and $3,765 to Berkshire Bank's 401(k) plan, employer service costs of $12,538, $7,523 and $11,720 to Berkshire Bank's defined benefit plan and ESOP allocations with a market value of $11,576, $11,372 and $10,253 for Messrs. Plungis and Daly and Ms. Santora, respectively.

Employment Agreements

         Berkshire Bank and Berkshire Hills maintain employment agreements with Messrs. Cunningham, Wells, Daly, Plungis and Ms. Santora. The employment agreements are intended to ensure that Berkshire Bank and Berkshire Hills will be able to maintain a stable and competent management base. The continued success of Berkshire Bank and Berkshire Hills depends to a significant degree on the skills and competence of these officers.

         The   employment   agreements   provide  for   three-year   terms  that
automatically extend on a daily basis unless the Board of Directors or the executive gives the other party written notice of non-renewal. The employment agreements provide for base salaries for Messrs. Cunningham, Wells, Daly, and Plungis and Ms. Santora of $332,800, $250,000, $144,820, $146,380 and $130,530,
respectively, which are reviewed at least annually. In addition to the base salary, the employment agreements provide for, among other things, participation in stock and employee benefit plans and fringe benefits applicable to executive personnel.

         The employment agreements provide for termination by Berkshire Bank or Berkshire Hills for cause, as defined in the employment agreements, at any time. If Berkshire Bank or Berkshire Hills chooses to terminate an executive's employment for reasons other than for cause, or if an executive resigns from Berkshire Bank or Berkshire Hills after specified circumstances that would constitute constructive termination, the executive or, if the executive dies, his or her beneficiary, would be entitled to receive an amount equal to the remaining base salary and incentive compensation payments due to the executive for the remaining term of the employment agreement and the contributions that would have been made on the executive's behalf to any employee benefit plans of Berkshire Bank and Berkshire Hills during the remaining term of the employment agreement. Berkshire Bank and Berkshire Hills would also continue and/or pay for the executive's life, health, dental and disability coverage for the remaining term of the employment agreement. Upon termination of the executive's employment under these circumstances, the executive must adhere to a one year non-competition restriction.

         Under the employment agreements, if voluntary (upon circumstances discussed in the agreements) or involuntary termination follows a change in control of Berkshire Bank or Berkshire Hills, the executive or, if the executive dies, his or her beneficiary, would be entitled to a severance payment equal to the greater of: (1) the payments due for the remaining term of the agreement; or
(2) three times the average of the executive's compensation for the five preceding taxable years. Berkshire Bank and Berkshire Hills would also continue the executive's life, health, and disability coverage for thirty-six months. Even though both the Berkshire Bank and Berkshire Hills employment agreements provide for a severance payment if a change in control occurs, the executive would not receive duplicative payments or benefits under the agreements. The executive would also be entitled to receive a certain tax indemnification payment if payments under the employment agreements or otherwise trigger liability under the Internal Revenue Code for the excise tax applicable to "excess parachute payments." Under applicable law, the excise tax is triggered by change in control-related payments which equal or exceed three times the executive's average annual compensation over the five years preceding the change in control. The excise tax equals 20% of the amount of the payment in excess of the executive's average compensation over that preceding five-year period.

         Payments to the executive under Berkshire Bank's employment agreement are guaranteed by Berkshire Hills if payments or benefits are not paid by Berkshire Bank. Payment under Berkshire Hills' employment agreement would be made by Berkshire Hills. All reasonable costs and legal fees paid or incurred by the executive in any dispute or question of interpretation relating to the employment agreements will be paid by Berkshire Bank or Berkshire Hills, respectively, if the executive is successful on the merits in a legal judgment, arbitration or settlement. The employment agreements also provide that Berkshire Bank and Berkshire Hills will indemnify the executive to the fullest extent legally allowable.

Pension Plan

         Berkshire Bank sponsors a pension plan for its employees who are 21 years old and have completed 1,000 hours of service in a consecutive 12-month period. However, the accrual of benefits under the Pension Plan have been frozen as of February 28, 2000, and the Bank has taken steps to terminate the plan as of March

31, 2001. In connection with the termination of the pension plan, all participants will become fully vested in their accrued benefits.

         For fiscal 2000, a participant's normal benefit under the pension plan equals the sum of (1) 1.35% of the participant's average compensation (generally defined as the average taxable compensation for the three consecutive years that produce the highest average) divided by the number of years of service the participant has under the plan up to 25 years of service, plus (2) 0.6% of the excess of the participant's average compensation over the participant's covered compensation (the social security taxable wage base for the 35 years ending in the year the participant becomes eligible for non-reduced social security benefits) for each year of service under the plan up to 25 years of service. Participants may retire at or after age 65 and receive their full benefit under the plan. Participants may also retire early at age 62, at age 55 with ten years of service or at age 50 with 15 years of service under the plan and receive a reduced retirement benefit. Pension benefits are payable in equal monthly installments for life, or for married persons, as a joint survivor annuity over the lives of the participant and spouse. Participants may also elect a lump sum payment with the consent of their spouse.

         The following table indicates the annual employer-provided retirement benefit payable under the pension plan upon retirement at age 65 to a participant electing to receive his pension benefit in the standard form of benefit, assuming various specified levels of plan compensation and various specified years of credited service. Under the Internal Revenue Code, maximum annual benefits under the pension plan are limited to $140,000 per year and annual compensation for benefit calculation purposes is limited to $170,000 per year for the 2001 calendar year.


      Average                          Years of Service
      Annual     -------------------------------------------------------------
   Compensation     10         15        20         25         30         35+
   ------------  -------    -------   -------    -------    -------    -------
   $  50,000     $ 7,644    $11,465   $15,287    $19,109    $19,109    $19,109
      75,000      12,519     18,778    25,037     31,297     31,297     31,297
     100,000      17,394     26,090    34,787     43,484     43,484     43,484
     125,000      22,269     33,403    44,537     55,672     55,672     55,672
     150,000      27,144     40,715    54,287     67,859     67,859     67,859
     175,000      31,044     46,565    62,087     77,609     77,609     77,609
     200,000      31,044     46,565    62,087     77,609     77,609     77,609
     300,000      31,044     46,565    62,087     77,609     77,609     77,609
     400,000      31,044     46,565    62,087     77,609     77,609     77,609

         The benefits listed on the table above for the pension plan are not subject to a reduction for Social Security benefits or any other offset amount. As of December 31, 2000, Messrs. Cunningham, Wells, Daly, Plungis and Ms. Santora had 27.75, 39.75, 14.50, 25.50 and 15 years of service, respectively, for purposes of the pension plan.

Other Retirement Arrangements

         Berkshire Bank maintains a supplemental retirement arrangement with Mr. Cunningham to provide a specified level of benefits upon Mr. Cunningham's retirement from Berkshire Bank. Berkshire Bank has also entered into a separate agreement with Mr. Wells to provide similar benefits. The arrangements are designed to provide Messrs. Cunningham and Wells with an annual retirement benefit at age 60 equal to 70% of the average of the three consecutive years during which each of the executive's compensation is the highest. Benefits under the supplemental arrangement are reduced by the benefits the executives would receive under the pension plan, the 401(k) plan, social security and split-dollar life insurance arrangements under which the executives are entitled to share in the policy cash value at retirement.

         The reports of the Compensation Committee and the Audit Committee and the stock performance graph shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act or the Exchange Act, except as to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

Executive Compensation

         Compensation Committee Report on Executive Compensation. Under the rules established by the Securities and Exchange Commission, the Company is required to provide certain data and information in regard to the compensation and benefits provided to the Company's Chief Executive Officer and the other executive officers of the Company. The disclosure requirements for the Chief Executive Officer and the other executive officers include the use of tables and a report explaining the rationale and considerations that led to fundamental compensation decisions affecting those individuals. In fulfillment of this requirement, the Company's Compensation Committee, at the direction of the Board of Directors, has prepared the following report for inclusion in this proxy statement.

         Compensation Practices and Policies. The Company does not pay direct cash compensation to the executive officers of the Company. However, the Company's executives are also executives of the Bank and are compensated by the Bank, as determined by the Compensation Committee of the Bank. The members of the Compensation Committee are four non-employee members of the Board of Directors. Mr. Cunningham, President and Chief Executive Officer of the Company and the Bank, provides analysis and recommendations as to executive compensation for members of the senior management team other than himself.

         The Company's executive compensation practices are intended to attract and retain qualified executives, to recognize and reward individual contributions and achievement and to offer a compensation package that is competitive in the financial industry and motivational to each individual executive. In furtherance of these objectives, the Company and the Bank maintain a compensation program for executive officers which consist of a base salary and a bonus. The salary levels are intended to be consistent and competitive with the practices of other comparable financial institutions and each executive's level of responsibility. In making its determination, the Compensation Committee utilizes surveys of compensation paid to executive officers performing similar duties for depository institutions and their holding companies with particular focus on the level of compensation paid by institutions of comparable size and characteristics primarily in the New England Region of the United States. Salary increases are aimed at reflecting the overall performance of the Company and the Bank and the performance of the individual executive officer.

         All executive officers participate in the Bank's Incentive Compensation Plan (Bonus Plan). Factors included in determining a bonus include the Bank's financial performance as well as individual performance of those participants. In addition, the named executive officers participate in other benefit plans available to all employees including, the 401(k) Plan and the ESOP. In addition, executive officers may be selected to participate in supplemental benefit plans as well as the Stock-Based Incentive Plan.

         The decisions made by the Compensation Committee as to executive compensation are discretionary. However, a written performance review is prepared and includes an assessment of performance against certain individual and Bank goals established at the beginning of the year which are adjusted as necessary. All decisions by the Compensation Committee relating to compensation affecting executive officers of the Bank are reviewed by the full Board of Directors.

         Chief Executive Compensation. The Chief Executive Officer's salary and bonus are determined by the Compensation Committee substantially in accordance with the policies described above relating to all executive officers of the Company and the Bank. Certain quantitative and qualitative factors were reviewed to determine the Chief Executive Officer's compensation. In addition to the review of the Chief Executive's performance, the Compensation Committee established the total compensation for the Chief Executive Officer after reviewing an analysis of the Chief Executive Officer's base salary in comparison to other institutions selected by the Compensation Committee with specific considerations given to the level of the Bank's performance and operations in comparison to peer institutions which consisted primarily of similarly structured financial institutions operating in the New England Region of the United States.

             Catherine B. Miller                 Corydon L. Thurston
             Raymond B. Murray, III              Ann H. Trabulsi


                             Audit Committee Report

         The Audit Committee of the Board of Directors is responsible for assisting the Board of Directors in fulfilling its responsibility to the stockholders relating to corporate accounting, reporting practices and the quality and integrity of the financial reports of the Company. Additionally, the Audit Committee selects the auditors and reviews their independence and their annual audit. The Audit Committee is comprised of four directors, each of whom is independent under American Stock Exchange listing standards. The Audit Committee acts under a written charter adopted by the Board of Directors, a copy of which is attached to this proxy statement as Appendix A.

         The Audit Committee reviewed and discussed the annual financial statements with management and the independent accountants. As part of this process, management represented to the Audit Committee that the financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee also received and reviewed written disclosures and a letter from the accountants concerning their independence as required under applicable standards for auditors of public companies. The Audit Committee discussed with the accountants the contents of such materials, the accountant's independence and the additional matters required under Statement on Auditing Standards No. 61. Based on such review and discussions, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2000 for filing with the Securities and Exchange Commission.

             Thomas R. Dawson                    Robert S. Raser
             A. Allen Gray                       William E. Williams

                             Stock Performance Graph

         The following graph compares the cumulative total stockholder return on the Company common stock with the cumulative total return on the American Stock Exchange Major Market Index and with the SNL $500 Million - $1 Billion Thrift Index. The graph assumes that $100 was invested at the close of business on June 28, 2000, the initial day of trading of the Company's common stock. Total return assumes the reinvestment of all dividends.


[GRAPHIC - GRAPH - PLOTTED POINTS LISTED BELOW]

                                                                         Period Ended
                                                        -----------------------------------------------
                                                         6/28/00     6/30/00      9/30/00     12/31/00
                                                        ---------   ---------    ---------   ----------
Berkshire Hills Bancorp, Inc..........................    $100.00     $103.55      $116.75      $128.77
The American Stock Exchange Major Market Index........     100.00       99.99       101.96        95.91
The SNL $500 Million - $1 Billion Thrift Index........     100.00      100.47       112.87       116.54


             Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who own more than 10% of any registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. These individuals are required by regulation to furnish the Company with copies of all Section 16(a) reports they file.

         Based solely on its review of the copies of the reports it has received and written representations provided to the Company from the individuals required to file the reports, the Company believes that each of its executive officers and directors has complied with applicable reporting requirements for transactions in Company common stock during the fiscal year ended December 31, 2000, with the exception of one amended Form 4 filed by Mr. Miller with respect to a purchase transaction which, was reported later than required.

                          Transactions with Management

Loans and Extensions of Credit

         Federal regulations generally require that all loans or extensions of credit to executive officers and directors of a depository institution must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the general public and must not involve more than the normal risk of repayment or present other unfavorable features. Loans made to a director or executive officer in excess of the greater of $25,000 or 5% of the Bank's capital and surplus (up to a maximum of $500,000) must be approved in advance by a majority of the disinterested members of the Board of Directors. In addition, Massachusetts law regulates the granting of loans to officers and directors of the Bank.

         All loans made to the Company's and Bank's officers and directors are made on the same terms and conditions offered to the general public. Berkshire Bank's policy provides that all loans made by Berkshire Bank to its executive officers and directors be made in the ordinary course of business, on substantially the same terms, including collateral, as those prevailing at the time for comparable transactions with other persons and may not involve more than the normal risk of collectibility or present other unfavorable features. As of December 31, 2000, Berkshire Bank's executive officers, directors and their immediate family members had loans with outstanding balances totaling $4.8 million in the aggregate. All such loans were made by Berkshire Bank in the ordinary course of business, with no favorable terms and such loans do not involve more than the normal risk of collectibility or present unfavorable features.

         The Company intends that all transactions in the future between the Company and its executive officers, directors, holders of 10% or more of the shares of any class of its common stock and affiliates thereof, will contain terms no less favorable to the Company than could have been obtained by it in arms length negotiations with unaffiliated persons and will be approved by a majority of independent outside directors of the Company not having any interest in the transaction.

Other Transactions

         During fiscal 2000, Berkshire Bank retained Northeast Technical Associates, Inc, of which Henry D. Granger is the owner, for real estate appraisals. Payment to Mr. Granger's company for these services totaled $45,255 during the year.

               Proposal 2 -- Ratification of Independent Auditors

         The Board of Directors has appointed Wolf & Company, P.C. to be its auditors for the 2001 fiscal year, subject to ratification by stockholders. A representative of Wolf & Company P.C. is expected to be present at the annual meeting to respond to appropriate questions from stockholders and will have the opportunity to make a statement should he or she desire to do so.

         If the ratification of the appointment of the auditors is not approved by a majority of the votes cast by stockholders at the annual meeting, other independent public accountants may be considered by the Board of Directors. The Board of Directors recommends that stockholders vote "FOR" the ratification of the appointment of auditors.

Audit Fees

         The aggregate fees the Company paid to Wolf & Company, P.C. for the annual audit and for the review of the Company's Forms 10-Q for the fiscal year 2000 totaled $197,850.

All Other Fees

         The aggregate fees the Company paid to Wolf & Company, P.C. for all other non-audit services, including fees for tax-related services, during fiscal year 2000 totaled $64,748.

         The Audit  Committee  believes that the  non-audit  fees paid to Wolf &
Company,   P.C.  are  compatible  with  maintaining   Wolf  &  Company,   P.C.'s
independence.

                                  Miscellaneous

         The cost of solicitation of proxies on behalf of the Board will be borne by the Company. In addition to the solicitation of proxies by mail, Georgeson Shareholder Communications Inc., a proxy solicitation firm, will assist the Company in soliciting proxies for the annual meeting. The Company will pay a fee of $4,500, plus out-of-pocket expenses for these services. Proxies may also be solicited personally or by telephone by directors, officers and other employees of the Company and the Bank without any additional compensation. The Company will also request persons, firms and corporations holding shares in their names or in the name of their nominees, which are beneficially owned by others, to send proxy materials to and obtain proxies from the beneficial owners and will reimburse those record holders for their reasonable expenses in doing so.

         The Company's Annual Report to Stockholders has been mailed to all persons who were stockholders as of the close of business on March 15, 2001. Any stockholder who has not received a copy of the Annual Report may obtain a copy by writing to the Secretary of the Company. The Annual Report is not to be treated as part of the proxy solicitation material or as having been incorporated by reference into this proxy statement.

         A copy of the Company's Form 10-K for the fiscal year ended December 31, 2000, as filed with the Securities and Exchange Commission will be furnished without charge to all persons who were stockholders as of the close of business on March 15, 2001 upon written request to Rose A. Borotto, Corporate Secretary, Berkshire Hills Bancorp, Inc., 24 North Street, Pittsfield, Massachusetts 01201.

                              Stockholder Proposals

         To be considered for inclusion in the Company's proxy statement and form of proxy relating to the 2002 Annual Meeting of Stockholders, a stockholder proposal must be received by the Secretary of the Company at the address set forth on the Notice of Annual Meeting of Stockholders not later than December 3, 2001. If such Annual Meeting is held on a date more than 30 calendar days from May 3, 2002, a stockholder proposal must be received by a reasonable time before the proxy solicitation for such Annual Meeting is made. Any such proposal will be subject to 17 C.F.R. ss. 240.14a-8 of the Rules and Regulations under the Securities Exchange Act of 1934.

         The Bylaws of the Company, a copy of which may be obtained from the Company, set forth the procedures by which a stockholder may properly bring business before a meeting of stockholders. Pursuant to the Bylaws, only business brought by or at the direction of the Board of Directors may be conducted at a special meeting. The Bylaws of the Company provide an advance notice procedure for a stockholder to properly bring business before an annual meeting. The stockholder must give written advance notice to the Secretary of the Company not less than ninety (90) days before the date originally fixed for such meeting; provided, however, that in the event that less than one hundred (100) days notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be received not later than the close of business on the tenth day following the date on which the Company's notice to stockholders of the annual meeting date was mailed or such public disclosure was made. In order for a stockholder to bring business before the Company's 2002 Annual Meeting of Stockholders, the Company would have to receive notice of such business no later than February 2, 2002 assuming the 2002 annual meeting is held on May 3, 2002 and that the Company provides at least 100 days notice of the date of the meeting by mailing or public disclosure. The advance notice by a stockholder must include the stockholder's name and address, as it appears on the Company's record of stockholders, a brief description of the proposed business, the reason for conducting such business at the annual meeting, the class and number of shares of the Company's common stock that are beneficially owned by such stockholder and any material interest of such stockholder in the proposed business. In the case of nominations to the Board of Directors, certain information regarding the nominee must be provided. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement or the proxy relating to any annual meeting any stockholder proposal which does not meet all of the requirements for inclusion established by the Securities and Exchange Commission in effect at the time such proposal is received.

                                             BY ORDER OF THE BOARD OF DIRECTORS


                                             /s/ Rose A. Borotto
                                             -------------------
                                             Rose A. Borotto
                                             Corporate Secretary

Pittsfield, Massachusetts
April 2, 2001

                                                                      APPENDIX A

                          BERKSHIRE HILLS BANCORP, INC.
                             AUDIT COMMITTEE CHARTER

                                Mission Statement

         The committee's role is to assist the board of directors in overseeing all material aspects of Berkshire Hills Bancorp, Inc.'s (the "Company") financial reporting, internal control and audit functions, including a particular focus on the qualitative aspects of financial reporting to stockholders, on compliance with significant applicable legal, ethical, and regulatory requirements and to ensure the objectivity of the financial statements. The role also includes maintenance of strong, positive working relationships with management, the external and internal auditors, counsel, and other committee advisors.

                                  Organization

         Committee Composition. The committee shall consist of at least three board members, all of whom shall be independent of management and the Company. Committee members shall have: (1) knowledge of the primary industries in which the Company operates; and (2) the ability to read and understand financial statements, including the balance sheet, income statement, statement of cash flows and key performance indicators. At least one member of the committee, preferably the chairperson, must have past employment experience in finance or accounting, requisite professional certification in accounting or other comparable experience or background that results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. Committee appointments, including selection of the committee chairperson, shall be approved annually by the full board.

         Meetings. The committee shall meet at least quarterly. Additional meetings shall be scheduled as considered necessary by the committee or chairperson. A quorum of the committee shall be declared when a majority of the appointed members of the committee are in attendance.

         External Resources. The committee shall be authorized to access internal and external resources, as required, to carry out its responsibilities.

                           Roles and Responsibilities

Communication with the Board of Directors and Management

         o The chairperson and others on the committee shall, to the extent appropriate, have contact throughout the year with senior management, the board of directors, the external and internal auditors and legal counsel, as applicable, to strengthen the committee's knowledge of relevant current and prospective business issues, risks and exposures. This will include requests by the committee that members of management, counsel, the internal and external auditors, as applicable, participate in committee meetings, as necessary, to carry out the committee's responsibilities.

         o The committee, with input from management and other key committee advisors, shall develop an annual plan, which shall include an agenda and procedures for the review of the Company's quarterly financial data, its year end audit, the procedures and results of the internal audit and the review of the independence of its accountants.

         o The committee, through the committee chairperson, shall report periodically, as deemed necessary, but at least semi-annually, to the full board.

         o The committee shall make recommendations to the full board regarding the compensation to be paid to the external auditors and its views regarding the retention of the auditors for the upcoming fiscal year.

Review of the Internal Audit

         o The internal audit function shall be responsible to the board of directors through the committee.

         o        The  committee  shall  review and  assess the annual  internal
                  audit  plan,   including  the  activities  and  organizational
                  structure of the internal audit function.

         o The committee shall meet with the internal auditors, at least annually, to review the status of the internal audit activities, any significant findings and recommendations by the internal auditors and management's response.

         o If the internal auditors identify significant issues relative to the overall board responsibility that have been communicated to management but, in their judgment, have not been adequately addressed, they shall communicate these issues to the committee and the committee shall inform the full board, if, after its consideration, the committee concurs with the judgment of the internal auditors.

Review of the External Audit

         o        The committee shall meet with the external auditors,  at least
                  annually,   who  shall  report  all  relevant  issues  to  the
                  committee.

         o The external auditors, in their capacity as independent public accountants, shall be responsible to the board of directors and the audit committee as representatives of the stockholders.

         o The committee shall review the annual financial statements, including the overall scope and focus of the annual audit. This review shall include a determination of whether the annual financial statements are consistent with the information known to committee members. This review shall also include a review of key financial statement issues and risks, their impact or potential effect on reported financial information, the processes used by management to address such matters, related auditor views and the basis for audit conclusions. Any important conclusions concerning the year-end audit work shall be discussed by the committee and reported to the full board well in advance of the public release of the annual financial statements.

         o The committee shall annually review the performance (effectiveness, objectivity and independence) of the external auditors. The committee shall ensure receipt of a formal written statement from the external auditors consistent with standards set by the Independence Standards Board. Additionally, the committee shall discuss with the auditor any relationships or services that may affect auditor objectivity or independence. If the committee is not satisfied with the auditors' assurances of independence, it shall take or recommend to the full board appropriate action to ensure the independence of the external auditor.

         o The committee shall review any important recommendations on financial reporting, controls, other matters and management's response.

         o If the external auditors identify significant issues relative to the overall board responsibility that have been communicated to management but, in their judgment, have not been adequately addressed, they shall communicate these issues to the committee and the committee shall inform the full board, if, after its consideration, the committee concurs with the judgment of the external auditors.

Reporting to Stockholders

         o The committee should be briefed on the processes used by management in producing its interim financial statements and review and discuss with management any questions or issues concerning the statements. Any important issues on interim financial statements shall be discussed by the committee well in advance of the public release of the interim financial statements, and, if deemed appropriate in the discretion of the committee, reported to the full board.

         o The committee will ensure that management requires that the external auditors review the financial information included in the Company's interim financial statements before the Company files its quarterly reports with the Securities and Exchange Commission.

         o The committee shall review all major financial reports in advance of filings or distribution, including the annual report.

         o The committee shall annually provide a written report of its activities and findings, a copy of which shall be included within the proxy statement for the annual meeting. The report shall appear over the names of the audit committee. Such report shall be furnished to and approved by the full board of directors prior to its inclusion in the proxy statement. The report will state whether the committee: (1) has reviewed and discussed the audited financial statements with management;
                  (2) has discussed with the independent auditors the matters to be discussed by Statement of Auditing Standards No. 61; (3) has received the written disclosures and the letter from the independent auditors regarding the independence required by Independence Standards Board Standard No. 1; (4) has discussed with the auditors their independence; and (5) based on the review and discussion of the audited financial statements with management and the independent auditors, has recommended to the board of directors that the audited financial statements be included in the Company's annual report on Form 10-K.

         o The Company shall disclose that the committee is governed by a written charter, a copy of which has been approved by the full board of directors. The committee shall review the charter annually, assess its adequacy and propose appropriate amendments to the full board of directors. A copy of the charter shall be filed as an appendix to the proxy statement at least every three years.

         o The Company shall also disclose in its proxy statement the independence of the committee. To the extent that the board appoints a non-independent director to the committee, the Company will disclose the nature of the relationship of the non-independent director and the reasons for appointing the non-independent director to the committee in the next proxy statement.

Regulatory Examinations

         o The committee shall review the results of examinations by regulatory authorities and management's response to such examinations.

Committee Self Assessment and Education

         o The committee shall review, discuss, and assess its own performance as well as the committee role and responsibilities, seeking input from senior management, the full board and others.

         o The committee shall review significant accounting and reporting issues, including recent professional and regulatory pronouncements and understand their impact on the Company's business, results of operation and financial statements.

While the committee has the responsibilities and powers set forth in this Charter, it is not the duty of the committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and in accordance with generally accepted accounting principles. This is the responsibility of management and the external auditor. Nor is it the duty of the committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations.

        PLEASE MARK VOTES
[ X ]   AS IN THIS EXAMPLE

                                 REVOCABLE PROXY
                          BERKSHIRE HILLS BANCORP, INC.

                         ANNUAL MEETING OF STOCKHOLDERS
                        May 3, 2001-10:00 a.m. Local Time
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints the official proxy committee of Berkshire Hills Bancorp, Inc. (the "Company"), consisting of Catherine B. Miller, Raymond
B. Murray III, Corydon L. Thurston and Ann M. Trabulsi, or any of them with full power of substitution in each, to act as proxy for the undersigned, and to vote all shares of common stock of the Company which the undersigned is entitled to vote only at the Annual Meeting of Stockholders to be held on May 3, 2001, at 10:00 a.m., local time, at the Crowne Plaza Hotel, One West Street, Pittsfield, Massachusetts and at any and all adjournments thereof, with all of the powers the undersigned would possess if personally present at such meeting as follows:




                                       _________________________________________
  Please be sure to sign and date      Date
   this Proxy in the box below.
________________________________________________________________________________



________Stockholder sign above_________Co-holder (if any) sign above____________



1. The election as directors of all nominees listed (unless the "For All Except" box is marked and the instructions below are complied with).

                                                For All
             For              Withhold          Except
             [_]                [_]               [_]


     Henry D. Granger, Edward G. McCormick, Raymond B. Murray, III, Robert A. Wells, Ann H. Trabulsi and Anne Everest Wojtkowski


INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name on the line provided below.


--------------------------------------------------------------------------------


2. The ratification of the appointment of Wolf & Company, P.C. as independent auditors of Berkshire Hills Bancorp, Inc. for the fiscal year ending December 31, 2001.


                  For           Against          Abstain
                  [_]             [_]              [_]


     THE  BOARD  OF  DIRECTORS  RECOMMENDS  A VOTE  "FOR"  EACH  OF  THE  LISTED
PROPOSALS.

     This proxy is revocable and will be voted as directed, but if no instructions are specified, this proxy, properly signed and dated, will be voted "FOR" each of the proposals listed. If any other business is presented at the Annual Meeting, including whether or not to adjourn the meeting, this proxy will be voted by the proxies in their best judgment. At the present time, the Board of Directors knows of no other business to be presented at the Annual Meeting. This proxy also confers discretionary authority on the Board of Directors to vote with respect to the election of any person as director where the nominees are unable to serve or for good cause will not serve and matters incident to the conduct of the meeting.

=> Detach above card, sign, date and mail in postage paid envelope provided. =>

                          BERKSHIRE HILLS BANCORP, INC.

     The above signed acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Stockholders, a Proxy Statement dated April 2, 2001 and an Annual Report to Stockholders.

     Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.


            PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS PROXY
                     IN THE ENCLOSED POSTAGE-PAID ENVELOPE.



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